Digi Acquires Jolt to Accelerate ARR Growth
and Strengthen SmartSense’s Market-Leading Offerings
(Minneapolis, MN – August 18, 2025) -- Digi International Inc. (“Digi”) (Nasdaq: DGII), a leading global provider of business and mission-critical Internet of Things (IoT) products, services and solutions, today announced its acquisition of Jolt Software, Inc., a leading solutions provider to the convenience store and food and beverage industries, for approximately $145.5 million in cash, net of Jolt’s cash and otherwise subject to customary adjustments. The acquisition marks a significant milestone for Digi’s SmartSense® business in advancing operational intelligence and compliance automation across foodservice, grocery, convenience, healthcare and other verticals. The acquisition supports Digi’s strategy to expand annual recurring revenues (ARR) through high-value, scalable subscription offerings. Jolt will be integrated into SmartSense and will report results as part of the IoT Solutions segment.
Digi funded the purchase price utilizing its current credit facility. In its fiscal year ended January 31, 2025, Jolt generated over $20 million in ARR, with ARR growth rate from the prior fiscal year exceeding the year-over-year growth rate of ARR in Digi’s existing IoT Solutions segment for its fiscal year ended September 30, 2024. The transaction is expected to be immediately accretive to adjusted earnings per share upon closing. Digi also expects to generate an incremental $11 million in annualized adjusted EBITDA through synergies by the end of calendar 2026. Upon completion of the acquisition, Digi anticipates a net debt to adjusted EBITDA leverage ratio of 1.46x.
As part of the transaction, Jolt brings with it certain tax attributes, including a net operating loss carryforward of approximately $30 million, subject to a Section 382 analysis, which may provide future tax benefits to Digi.
Faegre Drinker Biddle & Reath LLP served as legal counsel to Digi in connection with the acquisition. Baird acted as financial advisor to Jolt, while Wilson Sonsini Goodrich & Rosati LLP provided legal counsel.
“This acquisition positions Digi to deepen customer engagement, expand our market footprint, and accelerate ARR growth,“ said Ron Konezny, President and CEO of Digi International. “Jolt’s proven platform and customer base complement SmartSense’s IoT-driven compliance and analytics capabilities. Together, we’re making a strategic step forward in our mission to deliver intelligent automation and operational excellence across industries.”

“This powerful combination redefines how our customers manage compliance and daily operations,” said Guy Yehiav, President of SmartSense by Digi. “By joining forces, we’re delivering intelligent, scalable tools that drive accountability, efficiency, and performance across multi-site environments. Our solutions empower customers with prescriptive actions that help them meet their critical objectives and create exceptional experiences for their own customers."
Customers can expect SmartSense real-time monitoring, sensor technology, and prescriptive analytics coupled with Jolt’s intuitive digital task workflows, employee scheduling, communication tools, and label printing and management. Together, these capabilities will empower organizations to:
•Automate compliance tasks and reduce operational risk
•Streamline daily workflows for frontline teams
•Increase efficiency and accountability across multi-site operations
•Improve food safety, regulatory adherence, and team performance
•Dynamic label printing that empowers teams to boost accuracy, cut costs, and ensure compliance

The integrated solution addresses the growing need for intelligent, scalable, and user-friendly tools that simplify complexity across dynamic operating environments. As a new standard in operational excellence, SmartSense and Jolt are poised to deliver deeper value, faster deployment, and greater ROI for customers across core verticals.
"By integrating our platforms, we will redefine operational excellence," said Josh Bird, CEO of Jolt. "Our customers will continue to experience the intuitive Jolt platform they know and trust, now amplified by SmartSense’s unmatched IoT and compliance automation expertise. Together, we’re setting a new standard on performance, accountability, and customer success."
Strategic Highlights for Investors
•ARR Acceleration: Jolt’s subscription-based model adds meaningful ARR and strengthens Digi’s SaaS revenue mix.
•Cross-Sell Synergies: Combined capabilities create new opportunities across foodservice, retail, healthcare, and convenience verticals.
•Customer Diversification in Solutions Segment: Jolt’s enterprise and mid-market customers complement SmartSense’s footprint and expand Digi’s reach.
•Innovation Pipeline: Integration of Jolt’s task and workforce management tool with SmartSense’s IoT platform enhances product roadmap and customer value propositions.
Updated Fourth Fiscal Quarter 2025 and Full-Year Fiscal 2025 Guidance
With the combination of Jolt and Digi, our outlook for fiscal 2025 changes. ARR is projected to grow approximately 28%, revenue is projected to grow approximately 1%, and Adjusted EBITDA is projected to grow 8% to 9%, in each case as compared to the prior fiscal year. We are updating our fourth fiscal quarter estimates:
•Revenue: $108.5 million to $112.5 million
•Adjusted EBITDA: $26.0 million to $27.5 million

•Adjusted Net Income per Diluted Share: $0.48 to $0.52 based on a weighted average diluted share count of 38.1 million shares.
Due to the debt financing associated with the Jolt acquisition, we no longer expect to be net cash positive by the end of the fiscal year.
We provide forward-looking estimates for Adjusted Net Income per Diluted Share as well as Adjusted EBITDA targets on a non-GAAP basis.  We do not reconcile these items to their most comparable U.S. GAAP measure, as it is not possible to predict without unreasonable efforts numerous items that include but are not limited to the impact of foreign exchange translation, restructuring, interest, and certain tax-related events.  Given the uncertainty, any of these items could have a significant impact on U.S. GAAP results.
We’re encouraged by the combination of Digi and Jolt, and we remain committed to scaling the business through inorganic growth opportunities that align strategically and contribute to ARR. Digi remains well-positioned to pursue additional transactions that we believe will deliver meaningful value to stockholders and customers.
Conference Call Details
Digi will discuss the acquisition of Jolt Software, Inc. on a conference call on Tuesday, August 19, 2025 at approximately 8:30 a.m. ET (7:30 a.m. CT). The call will be hosted by Ron Konezny, President and Chief Executive Officer, and Jamie Loch, Chief Financial Officer.
Participants may register for the conference call at: https://register-conf.media-server.com/register/BI825b74345cf2442ea273ac614748ef0f. Once registration is completed, participants will be provided a dial in number and passcode to access the call. All participants are asked to dial-in 15 minutes prior to the start time.
Participants may access a live webcast of the conference call through the investor relations section of Digi’s website, https://digi.gcs-web.com/ or the hosting website at: https://edge.media-server.com/mmc/p/x3chtkyj/.
A replay will be available within approximately two hours after the completion of the call for approximately one year. You may access the replay via webcast through the investor relations section of Digi’s website.
A copy of this release can be accessed through the financial releases page of the investor relations section of Digi's website at www.digi.com.
For more news and information on us, please visit www.digi.com/aboutus/investorrelations.
About Digi International
Delivering Scalable Solutions for What's Next
Since 1985, Digi International Inc. (Digi) has been a pioneer in wireless communication, forging the future for connected devices and responding to the needs of the people and enterprises that use them.

Before the Internet of Things was a thing, we built M2M and IoT devices, adapted to evolving network standards, and optimized data communications around the most advanced protocols and emerging technologies. From radio frequency modems to gateways, cellular routers, networking devices, embedded system-on-modules (SOM) and single-board computers (SBCs), Digi's solutions have continually grown to serve an extensive breadth of applications across the IoT landscape.
Today, our IoT offering includes sensor-based solutions, a sophisticated platform for remotely monitoring device deployments of any size, anywhere, as well as professional design, implementation and certification teams to help you carry out your vision, no matter how large or small.
Visit www.digi.com.
About SmartSense by Digi
SmartSense by Digi® is a business unit of Digi International that delivers IoT Sensing-as-a-Service solutions for asset monitoring, process digitization, and digital decision-making. SmartSense enables organizations to ensure compliance, workforce productivity, and brand protection through data-driven automation and analytics.
Visit www.smartsense.co.
About Jolt
Jolt Software, Inc. (Jolt) provides operations execution software that helps businesses achieve team accountability, digital food safety compliance, and improved employee performance. Jolt is used by thousands of brands across retail, hospitality, and foodservice.
Visit www.jolt.com.

Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s current expectations and assumptions about the acquisition and its impact on Digi’s business and prospects. These statements often can be identified by the use of forward-looking terminology such as "assume," "believe," "continue," "estimate," "expect," "intend," "may," "plan," "potential," "project," "should," or "will" or the negative thereof or other variations thereon or similar terminology. Among other items, these statements relate to expectations of how the acquisition is expected to impact Digi’s business and financial results, projections of future performance, including (but not limited to) expectations regarding the Digi's profitability, margin and ARR, and perceived marketplace opportunities. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions. Among others, these include risks related to our ability to realize synergies and operating benefits from the acquisition, ongoing and varying inflationary and deflationary pressures around the world and the monetary and trade policies of governments globally as well as present and ongoing concerns about a potential recession, the potential for longer than expected sales cycles, the ability of companies like us to operate a global business in such conditions as well as negative effects on product demand and the financial solvency of customers and suppliers in such conditions, risks related to ongoing supply chain challenges that continue to impact businesses globally, regulatory risks that include, but are not limited to, the potential expansion of tariffs and potential changes to regulations impacting the functionality or compliance of our products, risks related to cybersecurity, data breaches and data privacy, risks arising from the present military conflicts in Ukraine and the Middle East, the highly competitive market in which we operate, rapid changes in technologies that may displace products sold by us, , our reliance on distributors and other third parties to sell our products, the potential for significant purchase orders to be canceled or changed, delays in product development efforts, uncertainty in user acceptance of our products, the ability to integrate our products and services with those of other parties in a commercially accepted manner, potential liabilities that can arise if any of our products have design or manufacturing defects, our ability to defend or settle satisfactorily any litigation, the impact of natural disasters and other events beyond our control that could negatively impact our supply chain and customers, potential unintended consequences associated with restructuring, reorganizations or other similar business initiatives that may impact our ability to retain important employees or otherwise impact our operations in unintended and adverse ways, and changes in our level of revenue or profitability which can fluctuate for many reasons beyond our control. These and other risks, uncertainties and assumptions identified from time to time in our filings with the United States Securities and Exchange Commission, including without limitation, those set forth in Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended September 30, 2024, subsequent filings on Form 10-Q and other filings, could cause our actual results to differ materially from those expressed in any forward-looking statements made by us or on our behalf. Many of these factors are beyond our ability to control or predict. These forward-looking statements speak only as of the date for which they are made. Except to the extent required by law, we do not undertake, and expressly disclaim, any intent or obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Presentation of Non-GAAP Financial Measures
This release includes adjusted net income, adjusted net income per diluted share and Adjusted EBITDA (defined below), each of which is a non-GAAP measure.
We understand that there are material limitations on the use of non-GAAP measures. Non-GAAP measures are not substitutes for GAAP measures, such as net income, for the purpose of analyzing financial performance. The disclosure of these measures does not reflect all charges and gains that were actually recognized by Digi. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with, generally accepted accounting principles and may be different from non-GAAP measures used by other companies or presented by us in prior reports. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. We believe these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Additionally, Adjusted EBITDA does not reflect our cash expenditures, the cash requirements for the replacement of depreciated and amortized assets, or changes in or cash requirements for our working capital needs.
We believe that providing historical and adjusted net income and adjusted net income per diluted share, respectively, exclusive of such items as reversals of tax reserves, discrete tax benefits, restructuring charges and reversals, intangible amortization, stock-based compensation, other non-operating income/expense, changes in fair value of contingent consideration, acquisition-related expenses and interest expense related to acquisitions permits investors to compare results with prior periods that did not include these items. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. In addition, certain of our stockholders have expressed an interest in seeing financial performance measures exclusive of the impact of these matters, which while important, are not central to the core operations of our business. Management believes that "Adjusted EBITDA", defined as EBITDA adjusted for stock-based compensation expense, acquisition-related expenses, restructuring charges and reversals, and changes in fair value of contingent consideration, is useful to investors to evaluate our core operating results and financial performance because it excludes items that are significant non-cash or non-recurring items reflected in the Condensed Consolidated Statements of Operations. We believe that presenting Adjusted EBITDA as a percentage of revenue is useful because it provides a reliable and consistent approach to measuring our performance year over year and in assessing our performance against that of other companies. We believe this information helps compare operating results and corporate performance exclusive of the impact of our capital structure and the method by which assets were acquired.

Investor Contact:
Digi International
Rob Bennett
Director, Investor Relations
(952) 912-3524
Rob.Bennett@digi.com